IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com

IMPORTANT INFORMATION

Goldcorp Inc. has filed the following documents with Canadian securities regulatory authorities in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a take-over bid circular; and (2) a notice of special meeting of Goldcorp shareholders and management information circular. Goldcorp has filed the following documents with the United States Securities and Exchange Commission in connection with its offer to purchase all of the outstanding common shares of Wheaton: (1) a registration statement and prospectus; and (2) a tender offer statement (which includes as an exhibit the notice of special meeting of Goldcorp shareholders and management information circular). Wheaton has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement with United States Securities and Exchange Commission with respect to Goldcorp’s offer. Goldcorp has filed a directors’ circular with Canadian securities regulatory authorities and a solicitation/recommendation statement on Schedule 14D-9 with the United States Securities and Exchange Commission with respect to Glamis’ offer. Wheaton investors and shareholders are strongly advised to read the Goldcorp registration statement and prospectus, the Goldcorp tender offer statement and the Wheaton solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Goldcorp investors and shareholders are strongly advised to read the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular (which is included as an exhibit to Goldcorp’s tender offer statement) and the Goldcorp solicitation/recommendation statement, as well as any amendments and supplements thereto, because they contain important information. Investors and shareholders may obtain a free copies the documents described above (including documents filed by Glamis Gold Ltd.) at www.sedar.com or from the United States Securities and Exchange Commission’s website at www.sec.gov. Free copies of the following documents can also be obtained by directing a request to Goldcorp at the address referred to below: (1) the Goldcorp take-over bid circular; (2) the related letter of transmittal; (3) the Goldcorp notice of special meeting of Goldcorp shareholders and management information circular; (4) the Goldcorp registration statement and prospectus; (5) the Goldcorp tender offer statement; (6) the Goldcorp directors’ circular; (7) the Wheaton directors’ circular; and (8) certain other documents.

For further information, please contact:

Goldcorp Inc.:

Ian Ball
Investor Relations
Goldcorp Inc.
145 King Street West
Suite 2700
Toronto, Ontario
M5H 1J8
Telephone: (416) 865-0326
Fax: (416) 361-5741
e-mail: info@goldcorp.com
website: www.goldcorp.com